SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K
                                Amendment No. 2




                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                January 10, 2002
                      -------------------------------------


                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



           Florida                     0-24681                 65-0816177
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File           (IRS Employer
      or incorporation)                Number)            Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 279-8700
                                                   ---------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  Changes in the Control of Registrant.
         ------------------------------------

         As a result of the transactions summarized under Item 2 below, a change in control of Associated Automotive Group Incorporated (formerly Uniservice Corporation) has occurred. Pursuant to a Share Exchange Agreement dated January 9, 2002 and a Stock Purchase Agreement dated January 22, 2002, and effective January 9, 2002 an aggregate of 9,881,405 shares of Associated Automotive Group Incorporated (the "Company") were issued to the shareholders of Associated Automotive Group, Inc., C&K Auto Imports, Inc. and affiliates of the companies.

         On the date of this report there were approximately 11,891,405 shares of the Company's class A common stock outstanding. All of the Company's class B common shares have been converted or cancelled in accordance with the share exchange with Associated Automotive Group, Inc. The shareholders of the Company prior to the share exchange with Associated Automotive Group, Inc. own approximately 2,060,000 shares of the Company's outstanding common stock.

         The following table sets forth certain information after giving effect to the issuance of common stock under the agreements with respect to the beneficial ownership of the outstanding shares of common stock by the Company's directors, executive officers and each person known to the Company who owns in excess of 5% of the outstanding shares of common stock and the new directors and executive officers of the Company as a group. The address for the individuals below is 2600 South Federal Highway, Delray Beach, Florida 33483.

                                                       Total Number                  Percentage
         Name and Address                            of Shares Owned                of Ownership
         ----------------                            ---------------                ------------
         Barry Tenzer                                    4,758,165                        40.0%

         David Jacoby                                      886,955                         7.5%

         Doron Sauer                                       750,000                         6.3%

         William Weisman                                       -0-                          --

         Officers and Directors
         as a Group (4 persons)                          6,395,120                        53.8%

ITEM 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         Associated Automotive Group, Inc.
         ---------------------------------

         On January 9, 2002 Uniservice Corporation completed the acquisition of Associated Automotive Group, Inc., a holding corporation, which was formed to own and operate various highline and exotic car dealerships, accessory and other automotive businesses throughout the United States. Effective January 10, 2002, the Company's new trading symbols on the Nasdaq SmallCap are: AAGI (common stock) and AAGIW (warrants). In addition, the Company has changed its name to Associated Automotive Group Incorporated.

         Pursuant to the terms of a Share Exchange Agreement dated January 9, 2002, the shareholders of Associated Automotive Group, Inc. and its affiliates have exchanged their shares of Associated Automotive Group, Inc. for an aggregate of 9,081,405 shares of the Company's class A common stock.

         Effective with the execution of the Share Exchange Agreement, all officers and directors of the Company resigned. The following individuals were appointed to serve as executive officers and directors of the Company effective immediately:

         Name                                              Position
         ----                                              --------
         Barry Tenzer                       Chief Executive Officer, President and Director

         David Jacoby                       Vice President and Director

         William Weisman                    Director

         Pursuant to a Stock Purchase Agreement dated January 9, 2002, The Company also completed the sale of substantially all of its current operating assets, specifically, 30 Kentucky Fried Chicken restaurants in the Santiago, Chile area. In accordance with the Stock Purchase Agreement, 825,000 of the Company's 1,400,000 class B common shares outstanding held by the Company's former president and chairman were canceled and retired to treasury. The balance of class B common shares (575,000) were converted into class A common stock on a one for one basis.

         The assets of Associated Automotive Group, Inc. principally consisted of cash, accounts receivable and inventory consisting of high line automobiles. Prior to the acquisition, Messrs. Barry Tenzer and David Jacoby (principal shareholders of Associated Automotive Group, Inc.) were not affiliated with the Company. In determining the acquisition costs of Associated Automotive Group, Inc., the Company considered the operating history and prospects for Associated Automotive Group, Inc. and considered a fairness opinion prepared by an independent investment bank. Reference is made to the Company's Amended Proxy Statement filed with the Securities and Exchange Commission on December 4, 2001, pursuant to Section 14(a) of the Securities Exchange Act of 1934.

         Associated Automotive Group, Inc., through its wholly-owned subsidiary, Motor Cars of South Florida, Inc., leases showroom and office space under operating leases expiring at various dates through August 31, 2003. Rent expense for 2000 and 2001 was approximately $186,000 and anticipated rent for 2002 is $186,000.

         Associated Automotive Group, Inc. has $2,000,000 of available financing under a revolving floor plan line of credit due on demand, expiring August 9, 2005, to finance the purchase of inventory. As of November 30, 2001, the balance due on the note payable (floor plan) was approximately $1,300,000. Interest is payable monthly on the outstanding balance at 2.5% over the bank prime rate.

         C&K Auto Imports, Inc.
         ----------------------

         Following an agreement in principle on December 21, 2001 Associated Automotive Group, Inc. completed the acquisition of C&K Imports, Inc. on January 22, 2002 effective January 9, 2002. Pursuant to a Stock Purchase Agreement dated January 22, 2002, effective January 9, 2002, Associated Automotive Group, Inc. acquired from Doron Sauer all of the issued and outstanding shares of C&K Auto Imports, Inc. C&K owns a high-line automobile dealership in Hasbrook Heights, New Jersey, that services the greater New York City Metropolitan area. C&K also owns a high-line automobile wholesale operation and service facility located in Leonia, New Jersey.

         Consideration for the transaction consisted of $500,000 cash and the issuance of 750,000 shares of common stock of the Company valued at $3.84 per share. In connection with the acquisition, Mr. Sauer, who was not affiliated with Associated Automotive Group, Inc. prior to the acquisition, agreed to be employed by C&K as president and to become a director of the Company. In determining the amount of consideration, Associated Automotive Group, Inc. considered the operating history of C&K as well as the fact that C&K provides Associated Automotive Group, Inc. with immediate vertical integration and strategic expansion into the New York City metropolitan area.

         The C&K assets include (1) inventory consisting of high-line automobiles having a current value of approximately $1,400,000, (2) accounts receivable of approximately $500,000 and (3) fixed machinery and equipment, furniture and fixtures and leasehold improvements having a current value (net of depreciation) of $38,650. All material liabilities of C&K were satisfied by Mr. Sauer at or prior to the closing. C&K post-closing remains subject to two lease agreements for premises located at Leonia, New Jersey and Hasbrook Heights, New Jersey. Funds for the acquisition were provided for from Associated Automotive Group, Inc. working capital.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits.
         --------------------------------------------------------

a.       Financial Statements

         The Company has included herein the following financial statements information as required pursuant to Rule 3-05 of Regulation S-X.

         (i) Associated Automotive Group, Inc., Financial Statements for the year ended December 31, 2000 and 1999 (previously filed on definitive proxy statement dated December 4, 2001).

         (ii) Associated Automotive Group, Inc. financial information for the 11 month period ended November 30, 2001. (previously filed on Form 8-K/A dated February 5, 2002)

         (iii) C&K Auto Imports, Inc. financial statements for the years ended December 31, 1999 and 2000 and financial information for the ten month period as at October 31, 2001. (previously filed on Form 8-K/A dated February 5, 2002)

b.       Pro Forma Financial Information

         The Company has included herein pro forma financial information as required pursuant to Article II of Regulation S-X. (1)

c.       Exhibits

         2.1 Stock Purchase Agreement dated January 9, 2002 by and between Uniservice Corporation and Inversiones Huillimapu S.A. (previously filed on Form 8-K dated January 15, 2002)

         2.2 Share Exchange Agreement dated January 9, 2002 by and between Uniservice Corporation, Associated Automotive Group, Inc. and Barry Tenzer (previously filed on Form 8-K dated January 15, 2002).

         2.3 Stock Purchase Agreement dated January 22, 2002 and effective January 9, 2002 by and between Associated Automotive Group, Inc. and C&K Auto Imports, Inc.(2)

         10.1 $2,000,000 Revolving Credit Line with Ocean Bank. (previously filed on Form 8-K/A dated February 5, 2002)

         99.1 Material Lease Agreements. (previously filed on Form 8-K/A dated February 5, 2002)

(1)  Filed herein
(2)  To be filed by amendment

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

                                     /s/ David Jacoby
                                     ----------------------------------------
                                     David Jacoby, Vice President



Dated: February 13, 2002

                        PRO FORMA FINANCIAL INFORMATION


The following unaudited November 30, 2001 pro forma consolidated financial information for Associated Automotive Group Incorporated (AAGI) is included herein as required by the rules and regulations of the Securities and Exchange Commission. Subsequent to November 30, 2001, Associated Automotive Group, Inc.
(AAG) acquired Uniservice Corporation (Uniservice) in a reverse acquisition and Uniservice changed its name to Associated Automotive Group Incorporated. Also, subsequent to November 30, 2001, AAG acquired C & K Auto Imports, Inc. (C&K). To pay for a portion of the acquisition of C&K, AAG completed a private placement memorandum in January 2002 and utilized a portion of the proceeds for the acquisition. The pro forma financial statements reflect the impact of these transactions by showing how they might have affected historical financial statements if the transactions had been consummated at an earlier time.

The acquisitions are accounted for under the purchase method of accounting assuming the acquisitions had occurred on the earliest date that the pro forma financial statements are effective (January 1, 2001). The pro forma consolidated balance sheets consolidate historical balance sheets of AAG, Uniservice and C&K and the related pro forma historical statements of operations.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of the operating results that would have been achieved had the transactions been in effect as of the beginning of the period presented and should not be construed as representative of future operations.

The historical financial statements of Uniservice, AAG and C&K are included elsewhere in this report on Form 8-K and the unaudited pro forma consolidated financial information presented herein should be read in conjunction with those financial statements and related notes.

The following unaudited pro forma consolidated balance sheets present the consolidated financial position of AAGI as of November 30, 2001. Such unaudited pro forma information is based on the historical balance sheets of AAG, Uniservice and C&K giving effect to (1) the acquisitions of Unservice and C&K accounted for under the purchase method of accounting (2) the proceeds from the private placement of AAG common stock and (3) the pro forma adjustments described in the accompanying notes to the pro forma consolidated financial information.

                                                           ASSOCIATED AUTOMOTIVE GROUP INCORPORATED (AAGI)
                                                                CONSOLIDATED PRO FORMA BALANCE SHEETS
                                                                              (Unaudited)

                                                              (1)                            (2)              (3)
                                          -------------------------------------------
                                                                        Book value
                                          Consolidated     Sale of     of Uniservice    Consolidated      Proceeds of
                                          Balance Sheet   Uniservice    Prior to the    Book Value of  Private Placement
                                            Uniservice    Subsidiary   Reverse Merger         AAG          Memorandum
                                         ---------------------------------------------------------------------------------
                                                                                 ASSETS
                                                                                 ------
Current Assets
   Cash and cash equivalents             $   250,663   $    (250,663)        $ -        $    91,138      $ 1,587,490
   Accounts receivable, net                  145,210        (145,210)          -            945,906                -
   Securities                                      -               -           -            264,763                -
   Other receivables                         236,452        (236,452)          -             45,924                -
   Inventories                               565,819        (565,819)          -          2,872,209                -
   Due from related parties                  508,911        (508,911)          -            575,616                -
   Other current assets                       76,998         (76,998)          -             90,795                -
                                         ---------------------------------------------------------------------------------
Total Current Assets                       1,784,053      (1,784,053)          -          4,886,351        1,587,490


Property, machinery and equipment          9,008,903      (9,008,903)          -            241,081                -
Goodwill                                           -               -           -                  -                -
Other assets                                 660,094        (660,094)          -            133,698                -
                                         ---------------------------------------------------------------------------------
                                         $11,453,050   $ (11,453,050)        $ -        $ 5,261,130      $ 1,587,490
                                         =================================================================================

                                                                   LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                   ------------------------------------
Current Liabilities
   Accounts payable                      $ 1,813,453   $  (1,813,453)        $ -        $ 1,158,675      $         -
   Due to seller - C & K                           -               -           -                  -                -
   Lines-of-credit                           864,250        (864,250)          -                  -                -
   Notes payable-floor plan                        -          -                -          1,333,680                -
   Current portion of long term debt         211,370        (211,370)          -              8,002                -
   Current portion of deferred revenue       195,144        (195,144)          -                  -                -
   Accrued expenses and other
     liabilities                                   -               -           -             33,875                -
                                         ---------------------------------------------------------------------------------
Total Current Liabilities                  3,084,217      (3,084,217)          -          2,534,232                -
                                         ---------------------------------------------------------------------------------

Long-Term Liabilities:
   Long term debt                            775,416        (775,416)          -              7,617                -
   Deferred revenue, excluding
    current portion                          642,628        (642,628)          -                  -                -
   Due to officers                                 -               -           -                  -                -
                                         ---------------------------------------------------------------------------------
Total Long-Term Liabilities                1,418,044      (1,418,044)          -              7,617                -
                                         ---------------------------------------------------------------------------------
Stockholders' Equity:
   ORIGINAL CAPITAL STRUCTURE
   Class A common stock, $.0001
     par value; 1,450,000 shares
     authorized, issued and
     outstanding at November 30, 2001            145            (145)          -                  -                -
   Class B common stock, $.0001
     par value; shares authorized,
     issued and outstanding at
     November 30, 2001                           140            (140)          -                  -                -
   Preferred stock, $.0001 par value;
     5,000,000 shares authorized; no
     shares issued and outstanding                 -               -           -                  -                -

   AMENDED CAPITAL STRUCTURE
   Class A common stock, $.0001 par value;
     80,000,000 shares authorized,
     12,087,133 shares issued and
     outstanding at Exchange Date                  -               -           -                527              682
   Class B common stock, $.0001 par value;
     2,000,000 shares authorized; no
     shares issued and outstanding                 -               -           -                  -                -
   Preferred stock                                 -               -           -                  -                -
   Additional paid-in capital              8,707,155      (8,707,155)          -          6,426,290        1,586,808
   Retained earnings (accumulated
     deficit)                                318,601        (318,601)          -         (3,707,536)               -
   Accumulated other comprehensive
     loss                                 (2,075,252)      2,075,252           -                  -                -
                                         ---------------------------------------------------------------------------------
Total Stockholders' Equity                 6,950,789      (6,950,789)          -          2,719,281        1,587,490
                                         ---------------------------------------------------------------------------------
                                         $11,453,050   $ (11,453,050)        $ -        $ 5,261,130      $ 1,587,490
                                         =================================================================================


(RESTUBBED TABLE)




                                                                 (4)             (5)

                                                                             Adjustments    Post Acquisition and
                                                            Book Value of   To Record The     Private Placement
                                                            C&K Prior To    Acqusition of          Pro Forma
                                                             Acquisition        C&K         Consolidated Balances
                                                           ------------------------------------------------------
                                                                                 ASSETS
                                                                                 ------
   Cash and cash equivalents                                $   713,222     $ (1,213,222)          $ 1,178,628
   Accounts receivable, net                                     521,506                -             1,467,412
   Securities                                                         -                -               264,763
   Other receivables                                                  -                -                45,924
   Inventories                                                1,407,306                -             4,279,515
   Due from related parties                                           -                -               575,616
   Other current assets                                               -                -                90,795
                                                           ------------------------------------------------------
Total Current Assets                                          2,642,034       (1,213,222)            7,902,653


Property, machinery and equipment                                38,650                -               279,731
Goodwill                                                              -        1,390,593             1,390,593
Other assets                                                     21,945                -               155,643
                                                           ------------------------------------------------------
                                                            $ 2,702,629     $    177,371           $ 9,728,620
                                                           ======================================================


                                                                   LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                   ------------------------------------
Current Liabilities
   Accounts payable                                         $   207,101     $   (207,101)          $ 1,158,675
   Due to seller - C & K                                              -                -                     -
   Lines-of-credit                                                    -                -                     -
   Notes payable-floor plan                                           -                -             1,333,680
   Current portion of long term debt                            832,312         (832,312)                8,002
   Current portion of deferred revenue                                -                -                     -
   Accrued expenses and other
     liabilities                                                 45,510          (45,510)               33,875
                                                           ------------------------------------------------------
Total Current Liabilities                                     1,084,923       (1,084,923)            2,534,232
                                                           ------------------------------------------------------

Long-Term Liabilities:
   Long term debt                                                64,269          (64,269)                7,617
   Deferred revenue, excluding
    current portion                                                   -                -                     -
   Due to officers                                              701,704         (701,704)                    -
                                                           ------------------------------------------------------
Total Long-Term Liabilities                                     765,973         (765,973)                7,617
                                                           ------------------------------------------------------

Stockholders' Equity:
   ORIGINAL CAPITAL STRUCTURE
   Class A common stock, $.0001
     par value; 1,450,000 shares
     authorized, issued and
     outstanding at November 30, 2001                                 -                -                     -
   Class B common stock, $.0001
     par value; shares authorized,
     issued and outstanding at
     November 30, 2001                                                -                -                     -
   Preferred stock, $.0001 par value;
     5,000,000 shares authorized; no
     shares issued and outstanding                                    -                -                     -

   AMENDED CAPITAL STRUCTURE
   Class A common stock, $.0001 par value;
     80,000,000 shares authorized,
     12,087,133 shares issued and
     outstanding at Exchange Date                                75,000          (75,000)                1,209
   Class B common stock, $.0001 par value;
     2,000,000 shares authorized; no
     shares issued and outstanding                                    -                -                     -
   Preferred stock                                                    -                -                     -
   Additional paid-in capital                                         -        2,880,000            10,893,098
   Retained earnings (accumulated
     deficit)                                                   776,733         (776,733)           (3,707,536)
   Accumulated other comprehensive
     loss                                                             -                -                     -
                                                           ------------------------------------------------------
Total Stockholders' Equity                                      851,733        2,028,267             7,186,771
                                                           ------------------------------------------------------
                                                            $ 2,702,629     $    177,371           $ 9,728,620
                                                           ======================================================


                                                 ASSOCIATED AUTOMOTIVE GROUP INCORPORATED (AAGI)
                                           CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                                      (Unaudited)



                                                                                                           Post Acquisitions and
                                                      (1)                          (2)            (4)        Private Placement
                                    Consolidated                 Operations                                     Pro Forma
                                      Statement     Sale of    of Uniservice   Consolidated  Operations of     Consolidated
                                    of Operations  Uniservice   Prior to the  Operations of   C&K Prior To  Condensed Statement
                                     Uniservice    Subsidiary  Reverse Merger      AAG        Acquisition      of Operations
                                    --------------------------------------------------------------------------------------------
Revenues/Sales                       $2,687,488   $ (2,687,488)       $ -      $ 33,142,246   $ 20,054,480     $ 53,196,726
Cost of Operations/Sales              1,195,073     (1,195,073)         -        32,256,998     19,307,134       51,564,132
                                    --------------------------------------------------------------------------------------------

Gross Profit                          1,492,415     (1,492,415)         -           885,248        747,346        1,632,594


Operating  Expenses                   1,507,066     (1,507,066)         -         1,895,158        544,440        2,439,598
                                    --------------------------------------------------------------------------------------------


 Gain or Loss on Operations             (14,651)        14,651          -        (1,009,910)       202,906         (807,004)

Other Income (Expenses):
   Finance, Insurance, Warranty and
     Other, net                          55,266        (55,266)         -           237,614         (2,992)         234,622
   Interest expense                     (39,005)        39,005          -          (273,409)       (53,309)        (326,718)
                                    --------------------------------------------------------------------------------------------

 Net Income (Loss)                        1,610         (1,610)         -        (1,045,705)       146,605         (899,100)

Other Comprehensive Income:
 Net unrealized loss on securities            -              -          -          (256,052)             -         (256,052)
 Foreign currency translation
   adjustment                           253,322       (253,322)         -                 -              -                -
                                    --------------------------------------------------------------------------------------------

Comprehensive Income (Loss)          $  254,932   $   (254,932)       $ -      $ (1,301,757)  $    146,605     $ (1,155,152)
                                    ============================================================================================

Basic Loss per Share                                                                                           $      (0.10)


Basic loss per share assumes a weighted average of 12,087,133 shares

                                      F-3

                 Associated Automotive Group Incorporated (AAGI)
                   Consolidated Pro Forma Financial Statements

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)


AAGI is the parent of AAG. AAGI was previously known as Uniservice Corporation.

AAG is in the business of identifying and acquiring companies that operate in the automotive industry.

Motorcars of South Florida, Inc. (Motorcars) operates an automobile dealership located in South Florida. Motorcar's principal business is the retail and wholesale sales of pre-owned luxury automobiles.

C&K operates an automobile dealership located in New Jersey. C&K's principal business is retail and wholesale sales of quality high-line and exotic pre-owned automobiles.

Restricted Cash includes funds from the sales proceeds relating to vehicles financed under the Company's floor plan agreement. These funds, by agreement, are required to be remitted to the bank.

Inventories - Automobiles are valued at the lower of cost or market. The cost of automobiles is determined on a specific unit basis.

Property and Equipment - Property and equipment are stated at cost. Depreciation is computed on the straight-line method over the assets estimated useful lives ranging from 3 to 7 years. Leasehold improvements are amortized over the shorter of their useful lives of the term of the lease. The cost of repairs and maintenance is charged to expense as incurred. Significant renewals and betterments are capitalized.

Investment - Marketable equity securities are accounted for as trading securities and are stated at market value with unrealized gains and losses accounted for in current operations.

Revenue Recognition -Revenue from the sale of vehicles is recognized when title is transferred to the customer. Finance, insurance and warranty revenues are recognized upon the sale of the finance, insurance or warranty contracts.

Advertising - Advertising costs are charged to operations in the year incurred.

Income Taxes - No provision for income tax expense or benefit has been provided herein.

Non-recurring Items - The Company expects to incur material nonrecurring professional fees and other charges that result directly from the transactions reflected in the pro forma financial statements and which will be reflected in the consolidated operating activity of AAGI within the twelve months succeeding the transactions. The Company is unable to quantify the nonrecurring charges at this time.

                 Associated Automotive Group Incorporated (AAGI)
                   Consolidated Pro Forma Financial Statements

               Notes to Pro Forma Financial Statements -Continued
                                   (Unaudited)




The preceding Consolidated Pro-Forma Unaudited Balance Sheets and Consolidated Pro Forma Condensed Statement of Operations utilize financial information from different reporting periods.

Information relating to specific operating companies as of November 30, 2001, which is the date nominally utilized herein as the Pro Forma reporting period, was not readily available and accordingly, these Pro Forma financial statements present balance sheet and operating activity for periods that management believes should be representative of the November 30, 2001 positions but, if reported as of November 30, 2001, may be significantly different than reported herein. The preceding Pro Forma financial statements utilize the following itemized reporting dates by company:

              Uniservice (now AAGI)                      September 30, 2001
              AAG                                        November 30, 2001
              C&K                                        October 30, 2001

In addition, a series of subsequent transactions that occurred after November 30, 2001 are reflected as if they occurred on November 30, 2001. The preceding Pro Forma financial statements include the following transactions that occurred on the dates noted in following itemized list:

              Reverse Merger of
                Uniservice and AAG                       January 2002
              Private Placement of AAG                   January 2002
              Acquisition of C&K                         January 2002


Column
------
(1) In December 2001, a special meeting of the shareholders of Uniservice was held and the shareholders approved the following:

         o In a reverse acquisition, AAG acquires Uniservice (a public entity) and simultaneously sells its Chilean subsidiaries to Ricardo Vilensky or his affiliates pursuant to a stock purchase agreement. A change in the control of Uniservice (now AAGI) occurred due to the share exchange.

         o Uniservice (now AAGI) is recapitalized by increasing its authorized capital stock from 30,000,000 shares giving effect to 80,000,000 shares of class A common stock, 2,000,000 of class B common stock and 5,000,000 shares of preferred stock. At November 30, 2001, there were 12,087,133 shares outstanding.

                 Associated Automotive Group Incorporated (AAGI)
                   Consolidated Pro Forma Financial Statements

               Notes to Pro Forma Financial Statements -Continued
                                   (Unaudited)



         o Uniservice changes its name to Associated Automotive Group Incorporated.

(2) In July 2001, AAG acquires Motorcars. The pro forma reflects the consolidated book value and operating activities of AAG and Motorcars.

(3) AAG raises capital through a private placement that was completed in January 2002. The total proceeds received from the private placement were approximately $2,100,000 of which $512,000 was received on or prior to November 30, 2001 and included in the financial statements of AAG at November 30, 2001 as utilized herein. The proceeds of the private placement received after November 30, 2001 in the amount of approximately $1,587,000 is reflected pro forma as if it was received on November 30, 2001.

(4) In January 2002, AAG acquires all of the outstanding common stock of C&K pursuant to the terms of a Stock Purchase Agreement. Consideration for the acquisition was $500,000 in cash and 750,000 shares of AAGI common stock valued at $3.84 per share which was the average bid price for AAGI for the ten business days after the effective date of the closing. In connection with the stock purchase, AAG acquires assets consisting of inventory, accounts receivable, property, equipment and machinery. The October 31, 2001 financial statements of C&K are utilized herein.

(5) In connection with the Stock Purchase Agreement of C&K, all material liabilities of C&K were satisfied at or prior to closing. In addition, the excess of the cost of acquiring C&K over the fair value of the assets acquired is recognized as goodwill.



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